February 5, 2013 2013 CREDIT SUISSE ENERGY SUMMIT Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
2
In accordance with the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, volatility in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending in the energy industry for offshore exploration, field development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty in accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight;
and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors as well as other information contained in this report.
Phone: 504.568.1010  •  Fax: 504.566.4580
Web:www.tdw.com  • Email:connect@tdw.com

KEY TAKEAWAYS
KEY TAKEAWAYS
KEY TAKEAWAYS
•
Focus on safety, compliance & operating excellence
•
“The Tide is Turning”– continued improvement in
working rig count is positively impacting deepwater and
jackup support vessels globally
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest fleet provides basis for
continued earnings growth
•
Strong balance sheet allows us to continue to act upon
available opportunities

0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
CALENDAR YEARS
TOTAL RECORDABLE INCIDENT RATES
TIDEWATER DOW CHEMICAL CHEVRON EXXON/MOBIL
SAFETY RECORD RIVALS
LEADING COMPANIES
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES

WORKING OFFSHORE RIG TRENDS
WORKING OFFSHORE RIG TRENDS
WORKING OFFSHORE RIG TRENDS
Floaters
Jackups
Prior peak (summer 2008)
Source: ODS-Petrodata
Note:  45 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 673 in late January 2013.
381
247
0
50
100
150
200
250
300
350
400
450
1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
January
2013
Working Rigs
603 538 673
Rigs Under
Construction
186 118 192
OSV Global
Population
2,033 2,599 2,873
OSV’s Under
Construction
736 367 426
OSV/Rig Ratio
3.37 4.83 4.27
DRIVERS OF OUR BUSINESS
DRIVERS OF OUR BUSINESS
DRIVERS OF OUR BUSINESS

“Peak to Present”

Source: ODS-Petrodata and Tidewater
As of January 2013, there are approximately 426 additional AHTS and
PSV’s (~15% of the global fleet) under construction.
Global fleet is estimated at 2,873 vessels, including ~750 vessels that are 25+ yrs old (26%).
Vessels > 25 years old today
THE WORLDWIDE OSV FLEET – RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
THE WORLDWIDE OSV FLEET –
THE WORLDWIDE OSV FLEET –
RETIREMENTS
RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
EXPECTED TO EXCEED NEW DELIVERIES
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
(Includes AHTS and PSV’s only) Estimated as of  January 2013

TIDEWATER’S ACTIVE FLEET
TIDEWATER’S ACTIVE FLEET
TIDEWATER’S ACTIVE FLEET
Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
226 “New” vessels – 5.4 avg yrs
38 “Traditional” vessels – 27.3 avg yrs
0
5
10
15
20
25
30
35
40
1970 1975 1980 1985 1990 1995 2000 2005 2010
as of  December 31, 2012

VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3
Competitor #4
Competitor # 5
Competitor #1
Avg.
All Others (2,149 total
vessels for
370+ owners)
247
155
117
74
66
65
5
0
100
200
300
400
Tidewater AHTS and PSV fleet includes 177 vessel additions since 2000
(AHTS and PSV’s only) – Estimated as of January 2013

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity       4.3%          7.2% 12.4% 18.9%         18.3% 19.5%         11.4%         5.0%
4.3%
Adjusted EPS**
Adjusted EPS**
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
HISTORY OF EARNINGS GROWTH
HISTORY OF EARNINGS GROWTH
AND SOLID THROUGH-CYCLE RETURNS
AND SOLID THROUGH-CYCLE RETURNS
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Fiscal
2012

GLOBAL STRENGTH
GLOBAL STRENGTH
GLOBAL STRENGTH
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Strength of International business complements U.S.
activity
Secular growth
Longer contracts
Better utilization
Higher day rates
Solid customer base of NOC’s and IOC’s

OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
In 3Q FY 2013, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, ~20 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM.
Americas
63(24%)
MENA
38(14%)
Asia/Pac
29(11%)
SS Africa/Europe
134(51%)
Vessel Distribution by Region
(excludes stacked vessels – as of 12/31/12)

Vessel Count (2)
Total Cost (2)
Deepwater PSVs 82 $2,030m
Deepwater AHTSs 11 $358m
Towing Supply/Supply 106 $1,565m
Other 57 $289m
TOTALS: 256 $4,242m
(1)
.
At 12/31/12, 227 new vessels were in our fleet with ~5.5 year average age
(1) $3,706m (87%) funded through 12/31/12
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
THE LARGEST MODERN OSV FLEET
THE LARGEST MODERN OSV FLEET
IN THE INDUSTRY….
IN THE INDUSTRY….
(2) Vessel count and total cost is net of 23 vessel dispositions ($217m of original cost, sold for a total of $252m)
Vessel Commitments
Jan. ’00 –
December ‘12’

Count
Deepwater PSVs 18
Deepwater AHTSs -
Towing Supply/Supply 4
Other 7
Total 29
Vessels Under Construction*
As of December 31, 2012
…. AND MORE TO COME
…. AND MORE TO COME
…. AND MORE TO COME
* Includes 4 new vessel purchase commitments at 12/31/12
Estimated delivery schedule – 6 remaining in FY ‘13,  11 in FY ‘14 and 12 thereafter.
CAPX of $110m remaining in FY ‘13, $258m in FY ‘14 and $167m in FY ’15.

Over a 13-year period, Tidewater has invested $4.1 billion in CapEx($3.6 billion in the “new” fleet), and paid out ~$1 billion through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.6 billion and $732 million, respectively
$ in millions
CFFO
Fiscal Year
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2012
FLEET RENEWAL & EXPANSION
FLEET RENEWAL & EXPANSION
FUNDED BY CFFO THROUGH FISCAL 2012
FUNDED BY CFFO THROUGH FISCAL 2012
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Dividend
Share Repurchase
CAPX

As of December 31, 2012
Cash & Cash Equivalents $54 million
Total Debt $930 million
Shareholders Equity $2,526 million
Net Debt / Net Capitalization 27%
Total Debt / Capitalization 26%
~$500 million of available liquidity as of 12/31/12, including $450 million of unused capacity under committed bank credit facilities.
STRONG FINANCIAL POSITION PROVIDES
STRATEGIC OPTIONALITY
STRONG FINANCIAL POSITION PROVIDES
STRONG FINANCIAL POSITION PROVIDES
STRATEGIC OPTIONALITY
STRATEGIC OPTIONALITY

Total Revenue and Margin
Fiscal 2008 - 2013
Total Revenue and Margin
Total Revenue and Margin
Fiscal 2008 -
Fiscal 2008 -
2013
2013
Prior peak period (FY2009)
averaged quarterly revenue of
$339M,
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $174M at 51.3%
$300 million
$150 million
50.0%
52.7%
46.2%
55.9%
46.0%
36.3%
39.3%
35.1%
43.4%
40.7%
$-
$100
$200
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses

New Vessel Trends by Vessel Type
Deepwater PSVs
New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Deepwater PSVs
Deepwater PSVs
$122 million, or 40%, of Vessel Revenue in Q3 Fiscal 2013
Q3 Fiscal 2013
Avg Day Rate: $27,223
Utilization: 78.3%
22
23
24
25
25 25 25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type
Deepwater AHTS
New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Deepwater AHTS
Deepwater AHTS
$25 million, or 8%, of Vessel Revenue in Q3 Fiscal 2013
Q3 Fiscal 2013
Avg Day Rate: $30,366
Utilization: 81.8%
5 5 5 5 5 5 5 5
6
8
9 9
11
11 11 11 11 11 11 11 11 11
11
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
New Vessel Trends by Vessel Type
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
Towing Supply/Supply Vessels
$113 million, or 37%, of Vessel Revenue in Q3 Fiscal 2013
Q3 Fiscal 2013
Avg Day Rate: $13,969
Utilization: 86.3%
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101 101 102
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

POTENTIAL FOR FUTURE
EARNINGS ACCELERATION
POTENTIAL FOR FUTURE
POTENTIAL FOR FUTURE
EARNINGS ACCELERATION
EARNINGS ACCELERATION
Average Day rates
$16,503*
$18,153
(+ 10%)
$19,969
(+ 10%)
82.1%*
85.0%
90.0%
276 vessel assumption (227 current new vessels + 29 under construction + 20 additional new vessels next  year).
* 12/31/12 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$445M+
EBITDA
+$560M
EBITDA
+$820M
EBITDA
Actual Avg Qtrly Day rates
6/30/11    $14,291
12/31/12    $16,503
~$4.15
EPS
~$6.15
EPS
~$10.50
EPS

2013 CREDIT SUISSE ENERGY SUMMIT
2013 CREDIT SUISSE ENERGY SUMMIT
Joseph M. Bennett
Executive Vice President and Executive Vice President and
Chief Investor Relations Officer Chief Investor Relations Officer
February 5, 2013
February 5, 2013

APPENDIX APPENDIX APPENDIX 23

Vessel Revenue ($)
Average Fleet Count
NEW FLEET DRIVING RESULTS
NEW FLEET DRIVING RESULTS
NEW FLEET DRIVING RESULTS
-
50
100
150
200
250
300
350
400
450
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013
New Traditional Stacked
0
50
100
150
200
250
300
350
400
450
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013
New Traditional
224 Average New Vessels in Q3 2013
$305 million Vessel Revenue in Q3
2013 (92% from New Vessels)

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
CYCLICAL UPTURN
SHOULD DRIVE MARGIN EXPANSION
CYCLICAL UPTURN
CYCLICAL UPTURN
SHOULD DRIVE MARGIN EXPANSION
SHOULD DRIVE MARGIN EXPANSION
$124 million
Vessel Margin in Q3
FY2013 (98% from New Vessels)
Q3 FY2013 Vessel Margin: 41%
0
25
50
75
100
125
150
175
200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013
New Traditional
0%
10%
20%
30%
40%
50%
60%
70%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013
Total New

26 VESSEL UTILIZATION BY SEGMENT VESSEL UTILIZATION BY SEGMENT VESSEL UTILIZATION BY SEGMENT 26

VESSEL DAYRATES BY SEGMENT
VESSEL DAYRATES BY SEGMENT
VESSEL DAYRATES BY SEGMENT
Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates.
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
6/09 12/09 6/10 12/10 6/11 12/11 6/12 12/12
Americas Asia/Pac MENA Sub Sah Africa

Super Majors
35%
NOC's
23%
Others
42%
CURRENT REVENUE MIX
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Our top 10 customers in Fiscal 2012 (4 Super Majors,
3 NOC’s and 3 IOC’s) accounted for 59% of our revenue
Quality of Customer Base

FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
SHAREHOLDER VALUE
FINANCIAL STRATEGY FOCUSED
FINANCIAL STRATEGY FOCUSED
ON CREATING LONG-TERM
ON CREATING LONG-TERM
SHAREHOLDER VALUE
SHAREHOLDER VALUE
Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
29